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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): January 2, 2007


                         SYNOVIS LIFE TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                        State of Incorporation: Minnesota
                          Commission File No.: 0-13907
                 I.R.S. Employer Identification No.: 41-1526554

                     Address of principal executive offices:
                             2575 University Ave. W.
                            St. Paul, Minnesota 55114

                        Telephone Number: (651) 796-7300

                              ---------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         Effective January 2, 2007, Karen Gilles Larson retired as Chief Executive Officer of Synovis Life Technologies, Inc. after 18 years of service to Synovis, including service as the company's Chief Executive Officer since July 1997, as President from July 1997 to June 2006, and, prior to July 1997, in various senior financial roles including Chief Financial Officer, Vice President of Finance and Director of Finance and Administration. Ms. Larson continues to serve as a director of Synovis.

         Effective January 3, 2007, Synovis' Board of Directors appointed Richard W. Kramp to succeed Ms. Larson as Chief Executive Officer, and elected Mr. Kramp as a director of the company. Mr. Kramp was not appointed to serve, and is not anticipated to serve, on any board committees. Effective January 3, 2007, Mr. Kramp's annual base salary was changed to $290,000, recognizing his promotion to Chief Executive Officer.

         Mr. Kramp, age 61, has served as President of Synovis since June 2006. From August 2004 to June 2006, he served as President and Chief Operating Officer of the company's interventional business. Prior to joining Synovis, Mr. Kramp most recently served as the President and Chief Operating Officer of Medical CV, Inc. From 1988 to 2003, Mr. Kramp served as President and Chief Operating Officer, and then President and Chief Executive Officer, as well as a director of ATS Medical. From 1978 to 1988, Mr. Kramp held sales and marketing positions at St. Jude Medical, serving as Vice President of Sales and Marketing from 1981 to 1988. Earlier, Mr. Kramp held sales management positions with Life Instruments, Inc., and engineering positions with Cardiac Pacemakers, Inc., now part of Boston Scientific Corporation. Mr. Kramp has also served on the boards of C.A.B.G., Inc., Enpath Medical, Inc., Optical Sensors, Inc. and the Lillehei Surgical Society.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            SYNOVIS LIFE TECHNOLOGIES, INC.


Dated: January 4, 2007                      By:   /s/ Brett A. Reynolds
                                                -------------------------------
                                                 Brett A. Reynolds
                                                 Vice President of Finance,
                                                 Chief Financial Officer and
                                                 Corporate Secretary